# ICONIC BRANDS

OTCQB: ICNB

CORPORATE PRESENTATION

APRIL 2021

# INTRODUCTION

- **Iconic Brands has validated the product development and 3rd party integration with unique spirits products poised for growth:**
  - Christie Brinkley (Bellissima Prosecco & Sparkling Wines) and Hooter's Spirits;

- **Recent events have caused the paradigm shifts in our world**

- **The impact of COVID-19 poses great opportunity to:**
  - Acquire assets with revenue & margin
  - Centralize governance and streamline operations
  - Leverage capital markets to enable efficient, scalable growth

- **With the acquisition of TopPop, Iconic Brands commences its efforts to build consortia of synergistic brands run with excellence and integrity.**

- **While building a C suite and board with extensive beverage industry experience to parlay growth for expansion and acquisitions which will provide excellent shareholder returns**

ICONIC BRANDS

toppop PACKAGING

# PROJECTED NEXT 12 MONTHS REVENUE

**The Iconic Brands asset portfolio delivers projected annualized revenue of + $31M with attractive growth and profitability metrics.**

## CURRENT ASSET PORTFOLIO

Bellissima



new product
ROSÉ
ZERO SUGAR

HOOTERS SPIRITS



## NPD PIPELINE

BELLISSIMA
PROSECCO ROSÉ

Bellissima ZERO

SONJA Sangria

## ACQUISITION

toppop PACKAGING
Inception, Product Creation and Full Scale Production

www.toppoppackaging.com

- 1 NEW BELLISSIMA LINE
- 1 NEW SANGRIA BRAND
- 1 ACQUISITION

# NEW PRODUCT DEVELOPMENT (NPD) PIPELINE AT A GLANCE

Bellissima ZERO

BELLISSIMA is ready to market a new line of still wines:
ZERO SUGAR
ZERO CARBS
Certified Organic
Certified Vegan



ZERO
ZERO
ZERO
ZERO
ZERO

SONJA Sangria

**SONJA** is a new line of premium quality Sangria, developed with the help of American television personality, businesswoman, socialite, and philanthropist, **Sonja Morgan.**
2 expressions: Sangria Red and Sangria White.



SONJA
SONJA

# ICONIC BRANDS - POISED FOR GROWTH

## Overview

- Bellissima launched in late 2015:
  - 3 products in 2 sizes (Brut, Rose, Zero - 375ml or 750ml)
  - Uniquely positioned in Health & Wellness with the Zero Wines
- Hooter's partnership began in 2019:
  - White label of 11 different liquors in Hooter's venue
- New product opportunities for launch in 2021:
  - Several opportunities imminent: Bellissima New Line of Zero Sugar Zero Carb Still Wines, Sonja Sangria by Sonja Morgan.

## Bellissima



Bellissima (in $ thousand)
$532
$1,026
$2,460
$5,860
FY 2018
FY 2019
FY 2020
NEXT 12 MONTHS

## TopPop



TopPop (in $ thousand)
$2,700
$25,280
FY 2020
NEXT 12 MONTHS

## Outlook

Anticipate ~100% annual growth YoY



Combined Revenue (in $ thousand)
$532
$1,203
$2,848
$31,140
FY 2018
FY 2019
FY 2020
NEXT 12 MONTHS

# TopPop - ACQUISITION

**DESIGN, ENGINEERING AND PRODUCTION OF ENVIRONMENTALLY FRIENDLY, FLEXIBLE PACKAGING SOLUTIONS IN THE BEVERAGE & HEALTH CATEGORIES.**

- Federal and State licenses to manufacture and package wine, malt and spirits
- First product launched in 2Q 2020 - alcohol infused, natural fruit flavor ice pops for major alcohol beverage companies
- Customer commitments of 70 million pops for 2021 and projections for over 150 million pops for 2022
- Customers include the top flexible pack alcohol and non alcohol beverage manufacturers of ready to freeze in the US
- Projects include the launch of 3 new brands for one of the largest alcohol products companies in the world.
- Product development and 2021 rollout of branded ready to freeze alcohol pops
- Contract with Creative Arts Agency to sell through to major sports and entertainment venues
- Machine capacity in excess of 200 million units per year
- R&D pipeline includes ready-to-drink RTD and ready-to freeze RTF alcohol drinks and mixers, and single serve food products in pouches

www.toppoppackaging.com

ICONIC BRANDS

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# Iconic Brands & TopPop Synergies

**Iconic Brands and TopPop with their combined portfolios of brands products and manufacturing, can address the entire "guilt-free" (health & wellness) alcoholic beverage category with innovative products: from wines to spirits, RTD, RTF, infused icepops and mixers. Thus, the combined companies will capture exponential value and establish leadership in this category.**

- Opportunity to cross-sell products to increase client base
- Opportunity to expand NPD creativity and integration
- Overlap with target sales contact (on-trade and off-trade)
- Opportunity to cross pomote products and increase sell through



# POST ACQUISITION

## Public Company Management

- **CHAIRMAN & FOUNDER - Richard DeCicco,** will continue to champion spirits products and move into Chairman role
- **CEO - Larry Romer**, 30-year veteran of the beverage industry, since 2004 has overseen the spirits business for Southern Glazer Wine & Spirits of New York and for many years held senior roles with Jim Beam (Future Brands), The Coca-Cola Bottling Company and the Paddington Corporation
- **President & COO of Iconic Brands – John Cosenza,** 30-year Anheuser-Busch loyalist with in depth experience in beer sales. Extensive Rolodex with major chains for distribution
- **President & COO of TopPop – Tom Martin –** 40 year veteran in the primary and secondary packaging industry. Tom's expertise is in sales, engineering and company building with accelerated growth.
- **CFO – David Allen;** Mr. Allen will serve as the Company's Chief Financial Officer upon consummation of the planned merger. Mr. Allen brings over 22 years of experience as the Chief Financial Officer of public companies and over 40 years as a Certified Public Accountant
- **CO-FOUNDER Iconic & VP Product Development – Roseann Faltings –** Ms. Faltings is an international liquor industry veteran with more than 20 years of experience in brand development, marketing, sales, and distribution across the beer, wine, and spirits categories.

# POST ACQUISITION
## Priorities

- Close acquisition and integrate brands
- Institutionalize management and systems to grow current offerings
- Establishing a strong board of directors
- Leverage our seasoned management team
- Build awareness to the company and the brands via marketing sales social media and digital marketing
- Leverage capital markets to acquire accretive and synergistic assets...resulting in strong revenue growth
- Uplist to a national exchange

# SOURCE & USE OF FUNDS

- **Target Total Raise:** up to **$31.25 M**
  - Staged over 2 rounds... 2/3rds upfront... 1/3rd in 6 months
- **Working Capital/R&D and Growth: $10M**
- **TopPop Acquisition: $7M**
- **Repurchase existing preferred & subsidiaries: $6M**
- **Brand Activation, Social media, Digital marketing, IR/PR, Data analytics: $3.625M**
- **Deal expenses: $3.625M**
- **Uplist: $1M**

# UNAUDITED FINANCIAL PROJECTIONS

| | FIRST 12 MONTHS | NEXT 12 MONTHS |
|---|---|---|
| Annual Revenue | $31M | $62M |
| Gross Margin | 50% | 55% |
| Free Cash Flow | 10% | 15% |

ICONIC BRANDS

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# BIO C-SUITE

# Chairman & Founder of Iconic Brands

## Richard DeCicco

Mr. DeCicco has served as Iconic Brands CEO and Director since 2007 (with the only exception of the period between September 2014 and April 2015). With over 40 years' experience in the global alcohol beverage industry, Mr. DeCicco has been a senior executive and a leader in the wine and spirits industry. Previously, Mr. DeCicco served as President of Harbrew Imports Ltd. since its inception in 1999.

Prior to his appointment at Harbrew Imports Ltd, Mr. DeCicco was the CEO and President of Harbor Industries from 1990 to 1997. Harbor Industries was a production company and logistics hub for IDV North America's marketing company called The Paddington Corporation. Harbor Industries handled over 2 million cases of products per year for IDV NA and the company employed over 600 people. Harbor Industries also performed a multitude of services for IDV North America and other Global Liquor Companies.

In addition to having been the national provider for The Paddington Corporation from 1990 to 1997, Mr. DeCicco pioneered what is now known within the industry as Value Added Packaging (VAP).

# Chief Executive Officer

## Larry Romer

Larry Romer is a 40 plus year veteran of the Beverage Business holding Senior Management positions with Coca Cola, The Paddington Corporation, Jim Beam and Southern Glazer Wine & Spirits.

Larry holds a Bachelor of Science degree from Manhattan College and an MA Adelphi University. Larry has had a successful track record of Brand Building, Supplier Management and Revenue Growth with every Company He has worked for.

Larry also possesses a relationship rich rolodex of many beverage industry leaders worldwide.

ICONIC BRANDS

toppop PACKAGING

# President & COO of Iconic Brands

## John A. Cosenza

John has an MBA in FINANCE – LIU and a BS in SPORTS MANAGEMENT - ST. JOHN'S UNIVERSITY. John began his career as the St. John's University Graduate Assistant

Football coach. John started his ANHEUSER-BUSCH career as a Sales Rep for Lower Manhattan – WFC, WTC, Southstreet Seaport, SoHo & TriBeca. As Chain Store Manager, he was responsible for all NYC chain store sales and innovations.

He was Sr. Manager for AB's Corporate Social Responsibility (CSR) division, where he promoted responsible drinking, the designated driver program and stopping underage drinking. He executed in Retail, at colleges, major sports venues, with law enforcement and local governments. John is media trained by KDNL-TV St. Louis. He was the AB media spokesman for all interviews and town-hall meetings.

As Commercial Director for Brooklyn and Staten Island, John was responsible for sales, marketing, pricing and innovative efforts. John increased AB Sales +3.5% and share +1.5%. John joined the AB Category team for NY, NJ, Vt and Connecticut. He sold in Category Captain at 8 major chain stores, increased shelf space and distribution. John left metro NY with the most captaincies AB ever had in NYC.

# President & COO of TopPop

## Tom Martin

Mr. Tom Martin has been in the primary and secondary packaging industry for over 40 years with privately held companies. He has managed, co-founded and run, the printing operations, and equipment divisions, cosmetic contract manufacturing and food contract manufacturing companies.

Tom's expertise is in sales, engineering and company building with accelerated growth. Tom is the co-founder of ToPPoP Packaging. ToPPoP was built from the ground up by selling and capitalizing on the new innovative idea of alcohol infused adult ice pops and single use food & beverage products. This then led to the building of a state-of-the-art FDA facility precisely designed and built to produce single serve Boozy Ice Pops for some of the largest Beer, Wine and Spirits companies in the country.

ICONIC BRANDS

toppop PACKAGING

# Chief Financial Officer and Secretary

## David Allen

Mr. Allen will serve as the Company's Chief Financial Officer upon consummation of the planned merger.

Mr. Allen brings over 22 years of experience as the Chief Financial Officer of public companies and over 40 years as a Certified Public Accountant, starting his career with Arthur Andersen & Co.

In addition to serving as CFO of public companies, he sits on two public company boards and serves as audit committee chairman for one.

Mr. Allen is a licensed CPA and holds a bachelor's degree in Accounting and a master's degree in Taxation from Bentley College.

# Co- Founder of Iconic and VP Product Development

## Roseann Faltings

Ms. Faltings is an international liquor industry veteran with more than 20 years of experience in brand development, marketing, sales, and distribution across the beer, wine, and spirits categories.

Throughout her executive career, Roseann has developed and executed marketing plans, concepts and research in the development of brands in United Spirits current and future brand portfolio, as well as Danny DeVito's Premium Limoncello, Yanjing Beer, (The National Beer of China), Johnny Bench 5 Scotch Whisky, and other private label products.

A highlight of her career was the negotiations that she spearheaded with Paramount Studios in the development of "The Godfather Vodka" brand.

Ms. Faltings holds a Bachelor of Science Degree in Business Administration from New York Institute of Technology. Ms. Faltings is a current Director of Iconic Brands and has served in that capacity for the past 5 years.

# CFO of TopPop
## Tom Belton

Tom Belton has been assisting businesses in creating and driving innovation and growth strategies for over 35 years. He is the founder and CEO of InnoAccel Solutions where he partners with growing businesses as an investor, Board member and C-suite officer to energize business and brands through innovation strategies (both top and bottom line), "skin in the game" equity partnerships, and marketing and supply chain joint ventures.

He was previously a corporate and tax partner at Drinker Biddle, one of the largest law firms in the country, where he focused on designing and closing complicated business transactions - M& A, joint ventures, business restructurings, equity & debt financings, growth and exit strategies, and business succession planning.

Tom has a BS in Economics from St Joseph's University and law degrees from Temple University and New York University. He has served as a guest lecturer at the MBA program at Drexel University.

# THANK YOU & CHEERS!